UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007

MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation or organization)

000-51826 47-0956945
(Commission File Number)   (I.R.S. Employer Identification No.)

Suite 2840, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N8
(Address of Office)

(604) 684-1099
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)	Previous independent registered chartered accounting firm

On April 25, 2007, the Audit Committee of Mercer International Inc. (the "Company") dismissed Deloitte & Touche LLP ("D&T") as its independent registered chartered accounting firm, effective May 10, 2007.

The reports of D&T on the financial statements of the Company as of and for the fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

There were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended December 31, 2005 and 2006 and through April 25, 2007, which disagreements, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such years.

There were no reportable events pursuant to Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 2005 and 2006 and through April 25, 2007.

Attached as Exhibit 16 is a letter from D&T addressed to the Securities and Exchange Commission stating whether or not D&T concurs with the statements made above by the Company.

(b)	New independent registered chartered accounting firm

On April 25, 2007, the Audit Committee of the Company appointed PricewaterhouseCoopers LLP to serve as the Company's independent registered chartered accounting firm, effective May 10, 2007.

During the fiscal years ended December 31, 2005 and 2006 and through April 25, 2007, the Company has not consulted with PricewaterhouseCoopers LLP regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements. None.

(b)    Pro-forma Financial Information. None.

(c)    Exhibits

Exhibit No. 16	Description Letter of Deloitte & Touche LLP dated April 27, 2007 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

Date: April 27, 2007	/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

MERCER INTERNATIONAL INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description
16	Letter of Deloitte & Touche LLP dated April 27, 2007 to the Securities and Exchange Commission